UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

Aeries Technology, Inc. (f/k/a Worldwide Webb Acquisition Corp.)

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

(919) 228-6404

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On November 6, 2023 (the “Closing”), the registrant, Aeries Technology, Inc., a Cayman Islands exempted company (f/k/a Worldwide Webb Acquisition Corp., a Cayman Islands exempted company (“WWAC”)), consummated the previously announced transaction pursuant to that certain Business Combination Agreement, dated as of March 11, 2023, by and among WWAC, WWAC Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly owned subsidiary of WWAC, and AARK (defined below).

This Amendment No. 2 to Current Report on Form 8-K/A (this “Amendment No. 2”) amends the Current Report on Form 8-K of the Company, filed on November 13, 2023 (the “Original Form 8-K”), as amended by Amendment No. 1 to the Original Form 8-K, filed on November 30, 2023, in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Form 8-K). This Amendment No. 2 is being filed to update the Security Ownership of Certain Beneficial Owners and Management and to restate each of (i) the audited carve-out consolidated financial statements of Aark Singapore Pte. Ltd., a Singapore private company limited by shares, and subsidiaries (“AARK”) as of and for the years ended March 31, 2023 and March 31, 2022, (ii) the  unaudited condensed carve-out consolidated financial statements of AARK, as of and for the three months ended June 30, 3023, (iii) unaudited condensed carve-out consolidated financial statements of AARK as of and for the six months ended September 30, 2023, (iv) the unaudited pro forma condensed combined financial information of ATI as of September 30, 2023 and for the six months ended September 30, 2023 and (v) the unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2023 (collectively, the “Relevant Periods”), which were reported in the Company’s initial registration statements on Form S-4 and S-4/A filed in connection with the Company’s initial business combination, as further described in the Current Report on Form 8-K filed by the Company on December 13, 2023. The financial information that has been previously filed or otherwise reported for the Relevant Periods is superseded by the information in this Amendment No. 2, incorporated herein under Item 9.01.

This Amendment No. 2 does not amend any other item of the Original Form 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Form 8-K. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Defined Terms

Unless the context otherwise requires, “ATI,” “we,” “us,” “our,” “Registrant,” and the “Company” refer to Aeries Technology, Inc., a Cayman Islands exempted company (f/k/a Worldwide Webb Acquisition Corp., a Cayman Islands exempted company), and its consolidated subsidiaries following the Closing. Unless the context otherwise requires, references to WWAC refer to the Company, prior to the Closing. Unless the context otherwise requires, references to “AARK” and “Aeries” means Aark Singapore Pte. Ltd., a Singapore private company limited by shares, or Aeries Technology Group Business Accelerators Pvt. Ltd., an Indian private company limited by shares, and subsidiaries, respectively. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K/A (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) by WWAC on October 17, 2023 (the “Proxy Statement/Prospectus”) in the section titled “Selected Definitions” beginning on page 1 thereof, and such definitions are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

FORM 10 INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of Class A ordinary shares as of December 12, 2023 by:

●	each person known by Aeries to be the beneficial owner of more than 5% of Aeries’ outstanding ordinary shares;

●	each of Aeries’ current directors and named executive officers;

●	all of Aeries’ current directors and executive officers as a group; and

●	the Class V Shareholder.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants, within 60 days of December 12, 2023, the most recent practicable date prior to the date of this Prospectus. Shares subject to warrants that are currently exercisable or exercisable within 60 days of December 12, 2023, the most recent practicable date prior to the date of this Prospectus, are considered outstanding and beneficially owned by the person holding such warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to Aeries, Aeries believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of Class A ordinary shares Beneficially Owned	% of Class A ordinary shares Beneficially Owned	Voting % in Aeries
Name and Address of Beneficial Owners
Five percent holders:
Sandia Capital Management, LP(1)	1,500,000	9.6%	7.1%
Innovo Consultancy DMCC(2)	5,638,530	36.1%	26.7%
Sea Otter(3)	1,458,500	9.3%	6.9%
YA II PN, Ltd.(4)	961,667	6.2%	4.6%
Meet Atul Doshi(5)	-	-	26.0%

Named Executive Officers and Directors(6)
Sudhir Appukuttan Panikassery	-	-	-
Unni Nambiar	-	-	-
Bhisham (Ajay) Khare	-	-	-
Daniel S. Webb	560,000	3.6%	2.7%
Narayan Shetkar	-	-	-
Venu Raman Kumar(2)	5,638,530	36.1%	26.7%
Rajeev Gopala Krishna Nair	-	-	-
Alok Kochhar	-	-	-
Biswajit Dasgupta	-	-	-
Nina B. Shapiro	-	-	-
Ramesh Venkataraman	-	-	-
All named executive officers and directors (11 individuals)	6,198,530	39.7%	29.4%

(1)	The business address of Sandia Investment Management, LP (“Sandia”) is 201 Washington Street, Boston, MA 02108. Consists of Class A ordinary shares allocated to investors managed by Sandia. Sandia Investment Management LLC is the general partner of Sandia. Tim Sichler serves as Founder and CIO of the general partner of Sandia, and in such capacity may be deemed to be the beneficial owner having shared voting power and shared investment power over the securities held by Sandia.
(2)	The business address of Innovo Consultancy DMCC is Unit No: 1874, DMCC Business Centre, Level No 1, Jewellery & Gemplex 3, PO Box 62693, Dubai, United Arab Emirates. Venu Raman Kumar, the Chairman of the Board, is the sole owner of Innovo.
(3)	Owned of record by Sea Otter Securities Group, LLC (“Sea Otter Securities”) and Sea Otter Trading LLC (“Sea Otter Trading”). The business address of each of Sea Otter Securities and Sea Otter Trading is 107 Grand St., New York, NY 10013. Sea Otter Advisors LLC is the Advisor of Sea Otter Trading LLC and has investment and dispositive power over the shares and warrants held by these entities. Peter Smith and Nicholas Fahey are the Managing Members of Sea Otter Advisors, LLC and may be deemed to have voting and investment control with respect to the shares held by these entities.
(4)	The business address of YA II PN, Ltd. is 1012 Springfield Ave, Mountainside, NJ 07092. YA II PN, Ltd. is a fund managed by Yorkville Advisors Global, LP (“Yorkville LP”). Yorkville Advisors Global II, LLC (“Yorkville LLC”) is the General Partner of Yorkville LP. All investment decisions for YA II PN, Ltd. are made by Yorkville LLC’s President and Managing Member, Mr. Mark Angelo.
(5)	Meet Atul Doshi is the sole beneficial owner of and has dispositive voting power of the Class V ordinary share held of record by NewGen Advisors and Consultants DWC-LLC. The Class V ordinary share has no economic rights, but has voting rights equal to (1) 26.0% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a single class (subject to a proportionate reduction in voting power in connection with the exchange by the Sole Shareholder of AARK ordinary shares for Class A ordinary shares pursuant to the AARK Exchange Agreement); provided, however, that such proportionate reduction will not affect the voting rights of the Class V ordinary share in the event of (i) a threatened or actual Hostile Change of Control (as defined in the Business Combination Agreement) and/or (ii) the appointment and removal of a director on the Board, and (2) in certain circumstances, including the threat of a hostile change of control of ATI, 51% of the total issued and outstanding Class A ordinary shares and Class V ordinary share voting together as a class. The business address of the Class V Shareholder is 707 Al Baha, Al Mankhoot, Dubai, UAE.
(6)	Unless otherwise noted, the business address of each of the directors and officers is 60 Paya Lebar Road, #08-13 Paya Lebar Square, Singapore.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited carve-out consolidated financial statements of AARK as of and for the year ended March 31, 2023 and 2022 and the related notes are attached hereto as Exhibit 99.3 and are incorporated by reference.

The unaudited condensed carve-out consolidated financial statements of AARK as of and for the three months ended June 30, 2023 and 2022 and the related notes are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

The unaudited condensed carve-out consolidated financial statements of AARK as of and for the six months ended September 30, 2023 and 2022 and the related notes are attached hereto as Exhibit 99.5 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of ATI as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of ATI as of and for the six months ended September 30, 2023 and for the year ended December 31, 2022 and March 31, 2023 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description
99.1	Unaudited pro forma condensed combined financial information of ATI as of and for the six months ended June 30, 2023 and for the year ended December 31, 2022.
99.2	Unaudited pro forma condensed combined financial information of ATI as of and for the six months ended September 30, 2023 and for the year ended December 31, 2022 and March 31, 2023.
99.3	Report of Independent Registered Public Accounting Firm and audited carve-out consolidated financial statements of AARK as of and for the years ended March 31, 2023 and 2022.
99.4	Unaudited condensed carve-out consolidated financial statements of AARK as of and for the three months ended June 30, 2023 and 2022.
99.5	Unaudited condensed carve-out consolidated financial statements of AARK as of and for the six months ended September 30, 2023 and 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 13, 2023	AERIES TECHNOLOGY, INC. A Cayman Islands exempted company

	By:	/s/ Sudhir Appukuttan Panikassery
	Name:	Sudhir Appukuttan Panikassery
	Title:	Chief Executive Officer and Director